UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 28, 2025
VISTA CREDIT STRATEGIC LENDING CORP.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-56562 (Commission File Number)	88-1906598 (IRS Employer Identification No.)
50 Hudson Yards, Floor 77, New York, New York, 10001
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 804-9100
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.02.    Unregistered Sales of Equity Securities.

As of February 3, 2025, Vista Credit Strategic Lending Corp. (the “Company”) sold shares of the Company’s common stock (with the final number of shares being determined on February 28, 2025) par value $0.01 per share (the “Common Stock”). The following table details the shares of Common Stock sold:

Date of Unregistered Sale	Number of Shares Issued	Total Consideration
As of February 3, 2025 (number of shares finalized on February 28, 2025)	273,654.822	$5,391,000
The sales of Common Stock were made pursuant to subscription agreements entered into by the Company and its investors. The issuances of the Common Stock are exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof and Regulation D or Regulation S thereunder, as applicable. The Company relied upon representations from the stockholders in the subscription agreements that each stockholder was either (i) an accredited investor as defined in Regulation D under the Securities Act or (ii) not a “U.S. person” as defined in Regulation S under the Securities Act.

Item 8.01. Other Events.

On February 28, 2025, the Company declared a distribution of $0.16 per share of Common Stock, payable on March 6, 2025 to stockholders of record on February 28, 2025 (the “February 2025 Distribution”). The distribution is for the monthly earnings period of February 2025. The February 2025 Distribution will be paid in cash or reinvested in shares of common stock of the Company for stockholders participating in the Company’s distribution reinvestment plan.

As of January 31, 2025, the Company’s net asset value (“NAV”) per share was $19.701, compared to $19.801 as of December 31, 2024.

1.The Company’s net asset per share as of January 31, 2025 and December 31, 2024, have been prepared by, and are the responsibility of, the Company’s management. Neither Ernst & Young LLP, the Company’s independent registered public accounting firm, nor any other independent accountants, have audited, reviewed, compiled, or performed any procedures with respect to the Company’s net asset per share as of January 31, 2025 or December 31, 2024.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vista Credit Strategic Lending Corp.

By:	/s/ Ross Teune

	Name:	Ross Teune

	Title:	Chief Financial Officer and Treasurer

Date:	March 3, 2025